Exhibit 10.1

                         Agreement to Distribute Assets


                         Agreement to Distribute Assets

         This Agreement to Distribute Assets (the "Agreement") is made and entered into by and among TCTB PARTNERS, LTD. ("TCTB Partners" or the "Partnership") TCTB COMPANY, a Texas corporation ("TCTB Company" or the "General Partner"), and DALE A. BROWN, CARY D. BROWN, (collectively "Brown") MCGRAW BROTHERS INVESTMENTS, a Texas general partnership, ("McGraw") AMEN PROPERTIES, INC., a Delaware corporation ("Amen"), KYLE STALLINGS ("Stallings"), JOHN NORWOOD ("Norwood"), and JON MORGAN ("Morgan") as limited partners (the "Limited Partners"), (the Limited Partners and General Partner are collectively referred to herein as the "Partners"), and 1500 Broadway Partners, Ltd ("1500 Broadway").

                                   Recitations

         The Partnership currently owns the building located at 1500 Broadway, Lubbock, Texas, subject to various leases and including certain personal property associated with the building (collectively, the "Property").

         The Partners have agreed it is in their best interest to distribute the Property according to the sharing ratios of the Partners, free of any debt.

         WELLS FARGO BANK TEXAS, N.A. (the "Bank") has agreed to release its lien on the Property and allow the General Partner to distribute the Property to the Partners in exchange for the Partnership providing a certificate of deposit in the amount of $2,100,000 as collateral.

         Following the distribution of the Property, TCTB Company, Stallings, Amen, Norwood and Morgan desire to sell their undivided interest in the Property to 1500 Broadway for $4,568,814.08, ($5,500,000 purchase price multiplied by the ownership interest of the selling Partners) with such agreement being memorialized in a separate purchase and sale agreement, between 1500 Broadway and TCTB Partners as nominee for TCTB Company, Stallings, Amen, Norwood and Morgan (the "Purchase and Sale Agreement").

         Morgan and Norwood have a right to receive a back-in interest in the Partnership triggered by the distribution of the Property to the Partners (the "Morgan/Norwood Back-In").

         Brown and McGraw desire to contribute their undivided interests in the Property to 1500 Broadway Partners, Ltd. as capital contributions.

         Contemporaneously with the distribution of the Property, the General Partner desires to make a capital call on the Partners to fund the remaining amounts due on the certificate of deposit as collateral for the Bank.

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         In order to  facilitate  the  transaction  set forth  above and to save expenses and legal fees, the Partnership will distribute beneficial ownership of the Property to the Partners, but transfer legal title to the Property directly to 1500 Broadway on behalf of the Partners.


NOW THEREFORE, the parties agree as follows:

1. By execution of this Agreement, the General Partner is deemed to have distributed beneficial title to an undivided interest in the Property to the Partners, free and clear of any debts owed to the Bank, and after application of the Morgan/Norwood Back-In, as follows:

      ----------------------------------------------------------
      TCTB Company                                  1.00000000%
      ----------------------------------------------------------
      Amen Properties, Inc.                           71.34801%
      ----------------------------------------------------------
      Dale A. Brown                                    4.12000%
      ----------------------------------------------------------
      Cary D. Brown                                    4.12000%
      ----------------------------------------------------------
      McGraw Brothers Investments                      8.24000%
      ----------------------------------------------------------
      Kyle Stallings                                   7.94580%
      ----------------------------------------------------------
      John Norwood/ Jon Morgan                         3.22619%
      ----------------------------------------------------------
      TOTAL                                             100.00%
      ----------------------------------------------------------

2. While beneficial title to the Property resides as set forth above, in order to facilitate the closing, the Partners agree that the Partnership will continue to hold record title to the Property, and then transfer record title to the Property directly to 1500 Broadway.

3. Brown and McGraw hereby agree to contribute their interests in the Property to 1500 Broadway as capital contributions, with such contribution being evidenced by the transfer of record title from TCTB Partners to the Property directly to 1500 Broadway.

Pursuant to the terms of the Purchase and Sale Agreement to be signed contemporaneously with this Agreement (the "Purchase and Sale Agreement"), TCTB Company, Stallings, Amen, Norwood and Morgan are selling their entire undivided interests in the Property to 1500 Broadway in exchange for cash. The Partners hereby authorize TCTB Partners to enter into the Purchase and Sale Agreement as nominee for the Partners, and agree that all references to Seller shall be deemed to include the interests of TCTB Company, Stallings, Amen, Norwood and Morgan. Closing on the sale shall take place on or before December 31, 2004. The gross purchase price (before netting out closing costs) will be allocated as per the settlement statement attached as Exhibit A.

4. By their signatures below, all the parties acknowledge 1500 Broadway Partners, Ltd. owns all the Property. All necessary transfers of title of real and personal property will be accomplished as soon as possible. To the extent any titles of real or personal property are overlooked or remain in a name other than 1500 Broadway Partners, Ltd, then that person will be a nominee for 1500 Broadway Partners, Ltd as to that interest.

5. Contemporaneously with the Closing, the General Partner will make a capital call on the Partners to raise $400,000 of additional capital. TCTB Company, Stallings, Amen, Norwood and Morgan agree to allow the General Partner to transfer a portion of their net sales proceeds to the General Partner in amounts sufficient to meet their respective portions of the capital call in accordance with the partnership sharing percentages set forth in Section 1 above. Brown and McGraw will separately fund their respective portions of the capital call in accordance with the partnership sharing percentages set forth in Section 1 above.

6. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

EXECUTED to be effective as of the 31st day of December, 2004.




     ADDRESS:                         NAME
     303 W. Wall, Suite 1700          TCTB Partners, Ltd.
     Midland, Texas 79701             By: TCTB Company, Inc., its sole
                                          general partner


                                      By:     /s/ Jon Morgan
                                      -----------------------------
                                              Jon Morgan, President

  303 W. Wall, Suite 1700               TCTB Company, Inc.
  Midland, Texas 79701


                                        By: /s/ Jon Morgan
                                        --------------------------
                                           Jon Morgan, President


  P.O. Box 5562 Midland, Texas 79704      /s/ Dale A. Brown
                                        ---------------------------
                                              Dale A. Brown


  P.O. Box 5562 Midland, Texas 79704      /s/ Cary D. Brown
                                        ---------------------------
                                              Cary D. Brown



  P.O. Box 7515 McGraw Brothers Investments Midland, Texas 79708



                                         By: /s/ Kyle A. McGraw
                                         --------------------------
                                            Kyle A. McGraw,
                                            Managing General Partner




  303 W. Wall, Suite 1700                Amen Properties, Inc.
  Midland, Texas 79701



                                         By: /s/ Jon Morgan
                                         --------------------------
                                            Jon Morgan, President




  P.O. Box 10217 Midland, Texas 79702     /s/ Kyle Stallings
                                         --------------------------
                                              Kyle Stallings



  303 W. Wall, Suite 1700
  Midland, Texas 79701                    /s/ John Norwood
                                         --------------------------
                                              John Norwood



  303 W. Wall, Suite 1700
  Midland, Texas 79701                    /s/ Jon Morgan
                                         --------------------------
                                              Jon Morgan

  P.O. Box 5562                       1500 Broadway Partners, Ltd
  Midland, Texas 79704                By:  Western  Green Oaks  Corporation
                                           its General Partner


                                      By: /s/ Dale A. Brown
                                      -----------------------------
                                           Dale A. Brown, President



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